SCHEDULE 14A INFORMATION
                            ------------------------



Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
        14a-6(e)(2)
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

PMC-Sierra, Inc.
------------------------------------------------
(Name of Registrant as specified in its charter)


------------------------------------------------
(Name of person(s) filing proxy statement)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies: ________
(2)     Aggregate number of securities to which transaction applies: ___________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined: ______________
        _______________________________________________

(4)     Proposed maximum aggregate value of transaction: _______________________

(5)     Total fee paid: ________________________________________________________


[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:_______________________
(2)     Form, Schedule or Registration Statement No.: ___________
(3)     Filing Party: ___________________________
(4)     Date Filed:______________________________

                                PMC-SIERRA, INC.

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           to be held on May 27, 1998
                           --------------------------


         The 1998 Annual Meeting of Stockholders of PMC-Sierra, Inc. (the "Company") will be held on Wednesday, May 27, 1998 at 3:00 p.m. local time, at the Clarion Hotel Villa located at 4331 Dominion Street, Burnaby, British Columbia, Canada, to act on the following matters:

         1. To elect directors of the Company to serve for the ensuing year and until the next Annual Meeting or the election of their successors.

         2. To approve an amendment to the Company's 1994 Incentive Stock Plan to increase the number of shares of Common Stock reserved for issuance by 1,100,000 shares.

         3. To approve an amendment to the Company's 1991 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance by 250,000 shares.

         4. To approve an amendment to the Company's 1994 Incentive Stock Plan to increase the number of shares of Common Stock reserved for issuance on January 1 of each year (beginning January 1, 1999) by the lesser of (i) 4% of the outstanding shares on such date, (ii) 2,000,000 shares, or (iii) an amount determined by the Board of Directors.

         5. To approve an amendment to the Company's 1991 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance on January 1 of each year (beginning January 1, 1999) by the lesser of (i) 1% of the outstanding shares on such date, (ii) 500,000 shares, or (iii) an amount determined by the Board of Directors.

         6. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock by 50,000,000 shares to a total of 100,000,000 shares.

         7. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the 1998 fiscal year.

         8. To transact such other business as may properly come before the meeting or any adjournment thereof.

         These  matters  are  more  fully   described  in  the  Proxy  Statement
accompanying this Notice.

         Only stockholders of record at the close of business on March 31, 1998 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.


                                           Robert L. Bailey,
                                           President and Chief Executive Officer
Burnaby, British Columbia
Canada
April 23, 1998
--------------------------------------------------------------------------------
|                                    IMPORTANT                                 |
|                                                                              |
|        To ensure your  representation  at the meeting,  please mark, sign,   |
|        date and return the enclosed  proxy card as soon as possible in the   |
|        enclosed postage-paid  envelope. If you attend the meeting, you may   |
|        vote in person even if you returned a proxy.                          |
|                                                                              |
--------------------------------------------------------------------------------

                                PMC-SIERRA, INC.

                           --------------------------

                                 PROXY STATEMENT

                       1998 ANNUAL MEETING OF STOCKHOLDERS

                           --------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed proxy is solicited on behalf of the Board of Directors of PMC-Sierra, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 27, 1998 at 3:00 p.m., local time, or at any adjournments thereof. The Annual Meeting will be held at the Clarion Hotel Villa, which is located at 4331 Dominion Street, Burnaby, British Columbia, Canada. The Company's principal office is located at 105-8555 Baxter Place, Burnaby, British Columbia, V5A 4V7, Canada. Its telephone number at that location is (604) 415-6000. The Company's principal subsidiary is a Canadian corporation named PMC-Sierra, Ltd. ("LTD"). References in this proxy statement to "PMC" or the "Company" mean the parent company, PMC-Sierra, Inc. References to "LTD" mean PMC's principal subsidiary.

         This proxy statement is being mailed to stockholders on or about April 23, 1998.

Record Date and Share Ownership

         Only holders of Common Stock of record at the close of business on March 31, 1998 (the "Record Date") are entitled to notice of and vote at the Annual Meeting of Stockholders. At the Record Date, 30,139,902 shares of the Company's Common Stock were issued and outstanding.

Stockholders' Proposals for 1999 Annual Meeting

         Proposals to be presented by stockholders of the Company at the 1999 Annual Meeting must be received by the Company no later than December 21, 1998 for inclusion in the proxy statement and form of proxy relating to that meeting.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (i) delivering to the Company's Assistant Secretary at 105-8555 Baxter Place, Burnaby, British Columbia, V5A 4V7, Canada, a written notice of revocation or a duly executed proxy bearing a later date, or (ii) attending the meeting and voting in person.

Voting and Solicitation

         Each share of Common Stock outstanding on the Record Date is entitled to one vote. In addition, every stockholder, or the stockholder's proxy, who is entitled to vote upon the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than five candidates. No stockholder or proxy, however, shall be entitled to cumulate votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting, prior to the voting, of the stockholder's intention to cumulate votes. If any stockholder gives such notice, all stockholders may cumulate their votes for candidates in nomination.

         The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. Proposal No. 6 requires the affirmative vote of a majority of the shares of the Company's Common Stock outstanding on the Record Date.

         Approval of each other matter requires the affirmative vote of a majority of the Votes Cast. In addition, the affirmative votes must constitute at least a majority of the required quorum, which is a majority of the shares outstanding on the Record Date. "Votes Cast" is defined under Delaware law as the shares of the Company's Common Stock represented and voting in person or by proxy at the Annual Meeting. Votes that are cast against a proposal will be counted for purposes of determining (i) the presence or absence of a quorum and
(ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in the counting of votes with respect to a proposal, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.

         Votes Cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether a quorum is present.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company may retain the services of BankBoston, N.A. to solicit proxies, for which the Company estimates that it would pay a fee not to exceed $7,000, plus out-of-pocket expenses. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile.

Security Ownership of Certain Beneficial Owners And Management

         The following table sets forth certain information known to the Company regarding beneficial ownership of Common Stock of the Company as of February 28, 1998 by (i) all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, (ii) each executive officer named in the Summary Compensation Table below, (iii) each of the Company's directors, and
(iv) all current directors and executive officers as a group.


                                                                                                        Approximate
                                    Name (1)                                        Number of Shares     Ownership
--------------------------------------------------------------------------------    ----------------     ---------
J.&W. Seligman & Co. Incorporated(2)(3).........................................         2,950,000          9.7%
The Equitable Companies Incorporated(2)(4)......................................         1,662,900          5.4%
The Capital Group Companies, Inc.(2)(5).........................................         1,610,000          5.3%
Gregory D. Aasen(6).............................................................           256,143           *
Robert L. Bailey (7)............................................................           535,257          1.7%
James V. Diller(8)..............................................................           937,968          3.0%
Glenn C. Jones(9)...............................................................           352,918          1.1%
John W. Sullivan(10)............................................................            19,750           *
Alexandre Balkanski(11).........................................................            29,061           *
Colin Beaumont(12)..............................................................            19,000           *
Michael L. Dionne(13)...........................................................             9,373           *
Frank Marshall(14)..............................................................            16,250           *
All current directors and executive officers as a group(8 persons)(15)..........         1,822,809          5.8%
-------------------------

*     Less than 1%.
(1) The beneficial owners named in the table have sole voting and investment power with respect to the shares, except as indicated.
(2) Based on statements filed with the Securities and Exchange Commission pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934. The Company has not independently verified these statements or more current holdings.
(3) J.&W. Seligman & Co. Incorporated has shared investing power as to all of the shares, and shared voting power as to 2,498,000 shares with William C. Morris. William C. Morris may be deemed to beneficially own the shares since he is the majority owner of the outstanding securities of J.&W. Seligman & Co. Incorporated. The address of J&W Seligman & Co. Incorporated is 100 Park Avenue, 8th Floor, new York, New York 10006.
(4) Includes shares of Common Stock held by Alpha Assurance Via Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle and AXA Courtage Assurances Mutuelle as a group and AXA-UAP, of which AXA US Growth Fund L.L.C. has sole voting and investing power with respect to 50,000 shares of Common Stock. Alliance Capital Management L.P., a subsidiary of The Equitable Companies Incorporated, has sole voting power with respect to 435,700 shares of Common Stock, shared voting power with respect to 1,160,500 shares of Common Stock and sole investing power with respect to 1,612,900 shares of Common Stock and operates under independent management and makes independent voting and investment decisions. The address of The Equitable Companies Incorporated is 1290 Avenue of the Americas, New York, New York 10104; Alpha Assurances Vie Mutuelle is 100-101 Terrasse Boieldien 92042 Paris La Defense France; AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle is 21, Rue de Chateaudun 75009 Paris France; AXA Courtage Assurance Mutuelle is 26 rue Louis Le Grand 75002 Paris France; and AXA-UAP is 23 Avenue Matignon 75008 Paris France.
(5) Includes 1,060,000 shares beneficially held by Capital Research Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., as to which The Capital Group Companies, Inc. has sole investing power but disclaims beneficial ownership. The address of The Capital Group Companies, Inc. is 333 South Hope Street, Los Angeles, California 90071.
(6) Includes 60,416 shares subject to options exercisable within 60 days after February 28, 1998, 8,000 shares held by Mr. Aasen's wife and 13,100 shares held by Mr. Aasen's two sons. Also includes 92,980 shares issuable upon redemption of LTD Special Shares, 62,383 shares issuable upon redemption of LTD Special Shares held by Mr. Aasen's wife and 16,552 shares issuable upon redemption of LTD Special Shares held by Mr. Aasen's two sons.
(7) Includes 75,000 shares subject to options exercisable within 60 days after February 28, 1998. Also includes 352,955 shares issuable upon redemption of LTD Special Shares, and 18,332 shares issuable upon redemption of LTD Special Shares subject to options exercisable within 60 days after February 28, 1998.
(8) Includes 387,500 shares subject to options exercisable within 60 days after February 28, 1998 and 38,191 shares issuable upon redemption of LTD Special Shares subject to options exercisable within 60 days after March 15, 1997. Mr. Diller's address is c/o PMC-Sierra, Inc., 105-8555 Baxter Place, Burnaby, British Columbia, V5A 4V7, Canada.


(9) Includes 341,562 shares subject to options exercisable within 60 days after February 28, 1998. Mr. Jones' address is c/o PMC-Sierra, Inc., 105-8555 Baxter Place, Burnaby, British Columbia, V5A 4V7, Canada.
(10) Includes 18,750 shares subject to options exercisable within 60 days of February 28, 1998.
(11) Includes 29,061 shares subject to options exercisable within 60 days after February 28, 1998. Mr. Balkanski's address is c/o C-Cube Microsystems, 1778 McCarthy Boulevard, Milpitas, California 94062.
(12) Includes 5,000 shares subject to option exercisable within 60 days after February 28, 1998. Mr. Beaumont's address is c/o Beaumont and Associates, Inc., 6770 Jubilee Road, Unit #2, Halifax, Nova Scotia, B3H 2H8.
(13) Includes 9,373 shares subject to options exercisable within 60 days after February 28, 1998. Mr. Dionne's address is c/o PMC-Sierra, Inc., 105-8555 Baxter Place, Burnaby, British Columbia, V5A 4V7, Canada.
(14) Includes 11,250 shares subject to options exercisable within 60 days of February 28, 1998. Mr. Marshall's address 14585 Big Basin Way, Saratoga, California 95070.
(15) Includes 596,350 shares subject to options exercisable within 60 days after February 28, 1998 held by the current executive officers and directors listed above. Also includes 56,523 shares issuable upon redemption of LTD Special Shares subject to options exercisable within 60 days after February 28, 1998 and 524,870 shares issuable upon redemption of LTD Special Shares held by two executive officers listed above. See notes (6) through (8) and (10) through (14) above.


                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

         The Company's Bylaws provide for a board of five directors at the time of the Annual Meeting. It is planned that a board of five directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees of the Board of Directors named below, all of whom are presently directors of the Company. Mr. Dionne, a current director, has declined, for personal reasons, to stand for reelection to the Board of Directors. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the proxy holders to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. If stockholders nominate persons other than the Company's nominees for election as directors, the proxy holders will vote all proxies received by them in accordance with cumulative voting to assure the election of as many of the Company's nominees as possible. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until the director's successor has been elected.

         The Board of Directors unanimously recommends a vote FOR the nominees listed below:

   Name of Nominee     Age             Principal Occupation             Director
                                                                          Since
---------------------  --- -------------------------------------------  --------

Robert L. Bailey.....  40  President and Chief Executive Officer, PMC     1996

Alexandre Balkanski..  37  President and Chief Executive Officer,         1993
                           C-Cube Microsystems, Inc.

Colin Beaumont.......  58  Management Consultant                          1997

James V. Diller......  62  Chairman of the Board of Directors, PMC        1983

Frank J. Marshall....  51  Private Investor and Management Consultant     1996


         Mr. Bailey has been a director of the Company since October 1996. Mr. Bailey has served as the Company's President and Chief Executive Officer since July 1997. Prior to his present position, Mr. Bailey has served as President, Chief Executive Officer and director of LTD since December 1993. Prior to joining LTD, Mr. Bailey was employed by AT&T-Microelectronics from August 1989 to November 1993 where he served as Vice President of Integrated Microperipheral Products. Mr. Bailey was formerly employed at Texas Instruments in various management assignments from June 1979 to August 1989.

         Dr. Balkanski has been a director of the Company since August 1993. In July 1988, Dr. Balkanski co-founded C-Cube Microsystems, Inc., a developer of integrated circuits and software. Dr. Balkanski has held a variety of senior management positions with C-Cube, and is currently its President, Chief Executive Officer and a director. He also serves as a member of the board of directors of CKS Group, Inc.

         Mr. Beaumont has been a director of the Company since April 1997. Mr. Beaumont is a management consultant and is a board member of Plaintree Systems, Incorporated. In 1995 Mr. Beaumont retired from Nortel where he was the Chief Engineer of BNR, the largest commercial research and development facility in Canada. Mr. Beaumont has served as a director of LTD since 1992.

         Mr. Diller, a founder of the Company, served as the Company's Chief Executive Officer from 1983 to July 1997 and as President from 1983 to July 1993. Mr. Diller has served as a director of the Company since the Company's formation in 1983. Mr. Diller was named as the Chairman of the Company's Board of Directors in July 1993. Mr. Diller served as Chief Financial Officer of the Company from its formation until July 1987. He has served on the Board of LTD since its formation. He is currently a non-officer employee of the Company, and also serves on the board of directors of Elantec Semiconductor, Inc.

         Mr. Marshall has been a director of the Company since April 1996. Mr. Marshall is currently a private investor and management consultant. Previously, Mr. Marshall was Vice President, General Manager of Cisco Systems Inc.'s Core Products Business Unit. Mr. Marshall has also served as Vice President of Engineering for Cisco Systems Inc. from April 1992 to July 1995. He also serves on the board of directors of Covad Communications Inc. and Vina-Technologies Inc. Mr. Marshall also serves on the technical advisory board of several high technology companies, is a member of the technical advisory Board of Interwest Partners and is a Venture Partner at Sequoia Capital.

Vote Required

         The five nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

Board Meetings and Committees

         The Board of Directors of the Company held four meetings during the 1997 fiscal year. All nominees who were Board members in 1997 attended 75% or more of the meetings of the Board of Directors and of the committees of the Board on which the director served held during their membership period except Mr. Beaumont, who attended one of the two Board meetings held since being appointed to the Board of Directors in April 1997. The Board of Directors has an Audit Committee, Compensation Committee, Stock Option Committee and Plan Committee. The Board does not have a nominating committee.

         The Audit Committee, which consists of Mr. Dionne and Mr. Marshall, generally meets on the same date as the Board of Directors, and in addition held one meeting and took action by written consent on one occasion in 1997. The Audit Committee recommends engagement of the Company's independent auditors, approves the services performed by the Company's independent auditors and reviews the Company's accounting principles and its system of internal accounting controls.

         The Compensation Committee, which consists of Mr. Diller and Mr. Balkanski, generally meets on the same date as the Board of Directors, and in addition held two meetings in 1997. The Compensation Committee reviews and makes recommendations to the Board concerning the Company's executive compensation policy, bonus plans and equity incentive plans.

         The Stock Option Committee, which consists of Mr. Bailey and any other one director, took action by written consent on several occasions but did not hold any meetings in 1997. The Stock Option Committee has authority to grant stock options to purchase up to 25,000 shares to individuals not subject to
Section 16 of the Securities Exchange Act of 1934.

         The Plan Committee, which consists of Mr. Balkanski and Mr. Marshall, was established in October 1997 and did not hold any meetings in 1997. The Plan Committee has authority to grant options to individuals subject to Section 16 of the Securities Exchange Act of 1934.

Board Compensation

         Non-employee directors receive an annual retainer of $12,000 per year plus $1,000 per board meeting attended for their services as members of the Board of Directors. Non-employee directors are automatically granted options to purchase 20,000 shares of the Company's Common Stock upon nomination and thereafter 5,000 per year pursuant to the provisions of the Company's 1994 Incentive Stock Plan. Accordingly, in April 1997 Mr. Marshall received an automatic annual grant of an option to purchase 5,000 shares of Common Stock at an exercise price of $16.75 per share, and Mr. Beaumont was granted an option to purchase 20,000 shares of Common Stock at an exercise price of $15.8125 per share upon being appointed to the Board of Directors. In June 1997, Mr. Balkanski and Mr. Dionne each received automatic annual grants of options to purchase 5,000 shares of Common Stock at an exercise price of $24.00 per share. These options become exercisable as to 1/4 of the shares subject to the option after one year; thereafter, 1/48 of the shares subject to the option become exercisable at the end of each calendar month.

         The Company has agreed to indemnify each director against certain claims and expenses for which the director might be held liable in connection with past or future services to the Company and its subsidiaries. In addition, the Company maintains an insurance policy insuring its officers and directors against such liabilities.

Certain Transactions

         During the year ended December 28, 1997, members of the Board of Directors of the Company and executive officers of the Company received grants of options as set forth under "Board Compensation" and "Executive Compensation."

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1997 all the reporting persons complied with Section 16(a) filing requirements except that Mr. Bailey reported on a Form 5 in February 1998 the acquisition of Common Stock of the Company in February 1997 upon redemption of LTD Special Shares, and Mr. Aasen reported on a Form 5 in March 1998 the acquisition by his wife of Common Stock of the Company in December 1997 upon redemption of LTD Special Shares.


                                 PROPOSAL NO. 2:
                          APPROVAL OF AMENDMENT TO THE
                            1994 INCENTIVE STOCK PLAN
                  TO INCREASE BY 1,100,000 THE NUMBER OF SHARES
                              RESERVED FOR ISSUANCE

         The Company's 1994 Incentive Stock Plan (the "1994 Plan") was adopted by the Board of Directors in January 1994 and approved by the stockholders in May 1994. In February 1998 the Board of Directors approved an amendment to the 1994 Plan to increase the number of shares reserved for issuance by 1,100,000 shares to a new total of 5,200,000 shares.

         At the annual meeting, the stockholders are being requested to consider and approve the proposed amendment to the 1994 Plan to increase the number of shares of Common Stock reserved for issuance by 1,100,000 shares. The proposed increase in the number of shares of Common Stock reserved for issuance under the 1994 Plan is for the purpose of establishing a reserve for stock option grants to new employees or consultants that may be hired, granting stock options to employees in connection with their continued services with the Company, and granting stock options to employees of businesses that the Company may seek to acquire in the future.

Summary of the 1994 Plan

         General. The purpose of the 1994 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors, consultants, sales representatives and distributors of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the 1994 Plan. "Incentive Stock Options," as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be granted only to employees. As of February 28, 1998, options to purchase 3,163,578 shares of Common Stock had been granted and are outstanding under the 1994 Plan, 325,211 shares were available for future grant, options to purchase 611,211 shares had been exercised and 20,000 shares had been issued as a stock bonus. As of February 28, 1998, approximately 228 persons were eligible to participate in the 1994 Plan and the closing price of the Company's Common Stock as last reported on the Nasdaq National Market was $36.00.

         Administration. The 1994 Plan may generally be administered by the Board or the Committee appointed by the Board (as applicable, the "Administrator"). The Stock Option Committee (comprised of Mr. Bailey and any other director) has authority to grant options to purchase up to 25,000 shares for each individual, but has no authority to grant options to persons subject to
Section 16 of the Exchange Act. The Plan Committee (comprised of Mr. Balkanski and Mr. Marshall) has authority to grant options to persons subject to Section 16 of the Exchange Act. The Administrator determines the terms of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof, and the terms of stock purchase rights.

         Eligibility; Limitations. Nonstatutory stock options and stock purchase rights may be granted under the 1994 Plan to employees, directors and consultants, sales representatives and distributors of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

         Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the 1994 Plan provides that no employee may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 800,000 shares of Common Stock.

         Nontransferability. Options and stock purchase rights granted under the 1994 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

         Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

         (a) Exercise Price. The Administrator determines the exercise price of the option at the time the option is granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

         The market value of the Company Common Stock on March 31, 1998 was $38.00 per share.

         (b) Exercise Period. The Administrator determines when an option granted thereunder will become exercisable. Options granted before March 1, 1996 generally become exercisable as to 1/48th of the shares subject to the option at the end of each calendar month. Options granted after March 1, 1996 generally become exercisable as to 1/4 of the shares subject to the option after one year; thereafter, 1/48 of the shares subject to the option become exercisable as to at the end of each calendar month. The Administrator determines when options may, in its discretion, accelerate the vesting of any outstanding option.

         (c) Form of Consideration. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The 1994 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

         (d) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

         (e) Termination  of  Employment.   If  an   optionee's   employment  or
consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the 1994 Plan expire on the earlier of (i) the date set forth in his or her notice of grant, or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination.

         (f) Death or Disability. If an optionee's employment or consulting relationship with the Company terminates as a result of death or disability, then all options held by such optionee under the 1994 Plan expire on the earlier of (i) 12 months from the date of such termination, or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

         (g) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

         Terms of Options to Non-Officer Directors. Option grants to members of the Board of Directors who are not employees or consultants of the Company ("non-officer directors") are automatic and non-discretionary. Upon initial election, each non-officer director of the Company automatically receives an option to purchase 20,000 shares of Common Stock. On June 1 in each calendar year, each continuing non-officer director of the Company who first served as a non-officer director prior to September 1, 1995 automatically receives an option to purchase 5,000 shares of Common Stock, provided that such person has served in such capacity for the prior 12 months. Each non-officer director of the
Company who first served as a non-officer director after September 1, 1995 automatically receives an option to purchase 5,000 shares on each anniversary date of such person's election to the Board, provided such person continues to serve as a non-officer director on such dates. Additionally, in September 1996 the Board granted to each non-officer director an option to purchase 5,000 shares. Options granted before March 1, 1996 become exercisable at the rate of 1/48th of the shares subject to the option at the end of each calendar month. Options granted after March 1, 1996, become exercisable at the rate of 1/4 of the total shares subject to the option after one year; thereafter, 1/48 of the shares subject to the option vest at the end of each calendar month.

         Terms of Stock Purchase Rights. Shares issued pursuant to stock purchase rights can be subject to repurchase by the Company at the original purchase price of the shares in the event that the person acquiring the shares ceases to be employed by the Company or ceases to be a distributor for or representative of the Company. The repurchase option lapses at a rate determined by the Administrator.

         Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1994 Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1994 Plan, and the exercise price of any such outstanding option or stock purchase right.

         In the event of a liquidation or dissolution of the Company, any unexercised option or stock purchase right will terminate. The Administrator may, in its discretion provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable at a date fixed by the Administrator prior to the consummation of the liquidation or dissolution.

         In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right will be assumed or an equivalent option or right substituted by the successor corporation. The Administrator may, in lieu of such assumption or substitution, give the optionee the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

         Amendment and Termination of the 1994 Plan. The Board may amend, alter, suspend or terminate the 1994 Plan, or any part thereof, at any time and for any reason. However, the Company will obtain stockholder approval for any amendment to the 1994 Plan to the extent necessary to comply with Section 162(m) and
Section 422 of the Code, or any similar rule or statute. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the 1994 Plan without the written consent of the optionee. Unless terminated earlier, the 1994 Plan shall terminate ten years from the date of its approval by the stockholders or the Board of the Company, whichever is earlier.

Federal Income Tax Consequences

         The summary below applies only with respect to optionees who are required to file U.S. tax returns and to the Company only as affected by U.S. tax laws.

         Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held between 12 and 18 months are currently taxed at a maximum federal rate of 28%. Net capital gains on shares held for more than 18 months are capped at 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

         Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held between 12 and 18 months are currently taxed at a maximum federal rate of 28%. Net capital gains on shares held for more than 18 months are capped at 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

         Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

         The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

         The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights and the Company with respect to the grant and exercise of options and stock purchase rights under the 1994 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Canadian Income Tax Consequences

         This summary applies only with respect to individuals who are resident of Canada and subject only to Canadian Income Tax.

         An optionee who is granted a stock option does not recognize any income or benefit at the time the option is granted.

         Upon exercise of the option, a benefit equal to the amount, if any, by which the value of the shares, at the time the employee acquired them, exceeds the amount paid for the shares is deemed to be received by the employee as employment remuneration and is included in taxable income. As the shares are acquired at a price which is equal to their fair market value at the time the option is granted, the optionee may deduct, in calculating taxable income in the year of option exercise, an amount equal to one quarter of the benefit deemed to have been received on that year, provided the employee deals at arm's length with the Company at the time of the option grant and exercise.

         The cost for tax purposes of the shares acquired is deemed to be their value at the time of acquisition and any gain or loss on a subsequent disposal of the shares is measured by reference to that cost. On the assumption that the shares are held as capital property, three quarters of any gain on disposal would be included in income as a taxable capital gain, whereas three quarters of any loss would qualify as an allowable capital loss, which can be used to offset taxable capital gains.

         The foregoing is only a summary of the effect of Canadian income taxation upon optionees and the Company with respect to the grant and exercise of options under the 1994 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's death or the provisions of the income tax laws of any municipality, state or other country in which the employee may reside.

         Participation in the Option Plan. The grant of options and stock purchase rights under the 1994 Plan to executive officers is subject to the discretion of the Board or the Plan Committee. Options to purchase a total of 450,000 shares were granted during fiscal 1997 to executive officers under the 1994 Plan. There has been no determination by the Board or the Plan Committee with respect to future awards under the 1994 Plan.

         The grant of options under the 1994 Plan to non-officer directors is described under "Terms of Options to Non-Officer Directors." Options to purchase a total of 35,000 shares were granted during fiscal 1997 to non-officer directors under the 1994 Plan. Directors Balkanski, Dionne and Marshall each received an annual automatic grant of options to purchase 5,000 shares, and Mr. Beaumont received an option to purchase 20,000 shares upon his election to the Board of Directors in April 1997. Assuming that each of the Company's current non-officer directors remains a director through May 27, 1998, options to purchase 20,000 shares will be granted to non-officer directors in fiscal 1998. Each of these options will be exercisable at a price equal to the fair market value of the Company's Common Stock on the date of grant. It is not possible at this time to determine the value of these option grants.

         The following table sets forth information regarding grants made under the 1994 Plan for the last fiscal year to (i) each executive officer named in the Summary Compensation Table, (ii) all current executive officers as a group,
(iii) all non-officer directors as a group, and (iv) all employees as a group. Future option grants to the individuals listed below are not presently determinable, except for the automatic option grants to non-officer directors described above.


                                                               Weighted Average
                                                    Options     Exercise Price
              Identity of Person or Group         Granted(#)       Per Share
-----------------------------------------------  ------------  ----------------
James V. Diller................................     100,000        $ 14.125
Robert L. Bailey...............................     150,000        $ 14.125
Colin Beaumont.................................      20,000        $ 15.8125
Glenn C. Jones.................................      25,000        $ 14.125
John W. Sullivan...............................      75,000        $ 16.875
Gregory Aasen..................................     100,000        $ 14.125
Alexandre Balkanski............................       5,000        $ 24.00
Michael L. Dionne..............................       5,000        $ 24.00
Frank Marshall.................................       5,000        $ 16.75
All current executive officers as a group(1)...     325,000        $ 14.7596
All non-officer directors as a group...........      35,000        $ 18.2857
All employees as a group(2)....................     937,700        $ 18.8006
---------------------------------
(1)   Includes Robert L. Bailey, Gregory D. Aasen and John W. Sullivan.
(2)   Excludes former and current executive officers named above.

Required Vote

         At the Annual Meeting, the stockholders are being asked to approve this amendment to the 1994 Plan. The affirmative vote of a majority of the Votes Cast at the Annual Meeting will be required to approve this amendment to the 1994 Plan.

Recommendation

         The Board of Directors unanimously recommends a vote FOR Proposal No.2.


                                 PROPOSAL NO. 3:
                 AMENDMENT OF 1991 EMPLOYEE STOCK PURCHASE PLAN
                   TO INCREASE BY 250,000 THE NUMBER OF SHARES
                              RESERVED FOR ISSUANCE

         The 1991 Employee Stock Purchase Plan, (the "Purchase Plan") was adopted by the Board of Directors in February 1991 and approved by the stockholders in April 1991. In February 1998 the Board of Directors approved an amendment to increase the number of shares reserved for issuance by 250,000 to a total of 1,310,000 shares.

         At the Annual Meeting, the stockholders are being requested to consider and approve the proposed amendment to the Purchase Plan to increase the number of shares of Common Stock reserved for issuance by 250,000 shares. The Board believes that the amendment will enable the Company to continue its policy of widespread employee stock ownership as a means to motivate high levels of performance.

Summary of the Purchase Plan

         General. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions in a manner that qualifies under Section 423 of the Internal Revenue Code (the "Code").

         Administration. The Purchase Plan may be administered by the Board of Directors (the "Board") or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

         Eligibility. Any regular employee of the Company, employed throughout the Offering Period (as defined below), is eligible to participate in an Offering Period; provided, however, that no employee shall be granted an option under the Purchase Plan (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. Eligible employees become participants in the Purchase Plan by filing with the Company a subscription agreement authorizing payroll deductions prior to the beginning of each Offering Period unless a later time for filing the subscription agreement has been set by the Board.

         Participation in an Offering. The Purchase Plan is implemented by offering periods lasting for 2 years (an "Offering Period"), with a new Offering Period commencing on or about January 1 and July 1 of each year. Common Stock may be purchased under the Purchase Plan every 6 months (a "Purchase Period"), unless the participant withdraws or terminates employment earlier. No more than 120,000 shares may be sold under the Purchase Plan in any Purchase Period. To the extent the fair market value of the Common Stock on any exercise date in an Offering Period is lower than the fair market value of the Common Stock on the first day of the Offering Period, then all participants in such Offering Period will be automatically withdrawn from such Offering Period immediately after the exercise of their options on such exercise date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof. The Board may change the duration of the Purchase Periods or the length or date of commencement of an Offering Period. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 10% of a participant's compensation. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates. At the beginning of each Offering Period, each participant is automatically granted options to purchase shares of the Company's Common Stock. The option expires at the end of the Purchase Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period. The number of shares subject to the option may not exceed the number of shares determined by dividing $12,500 by the fair market value of a share on the Enrollment Date on the first day of the Purchase Period.

         Purchase Price, Shares Purchased. Shares of Common Stock may be purchased under the Purchase Plan at a price not less than 85% of the lesser of the fair market value of the Common Stock on (i) the first day of the Offering Period or (ii) the last day of Purchase Period. The "fair market value" of the Common Stock on any relevant date will be the closing price per share as reported on The Nasdaq National Market System. The number of shares of Common Stock a participant purchases in each Purchase Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Purchase Period by the purchase price.

         Termination of Employment. Termination of a participant's employment for any reason, including disability or death, cancels his or her option and participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

         Adjustment Upon Change in Capitalization, Change in Control. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other change in the capital structure of the Company effected without the receipt of consideration, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Purchase Plan, the number and class of shares of stock subject to options outstanding under the Purchase Plan, and the exercise price of any such outstanding options. Any such adjustment shall be made by the Board, whose determination shall be conclusive. Notwithstanding the above, in connection with any merger or acquisition of assets involving the Company, each option shall be assumed or an equivalent option substituted by such successor corporation unless the Board determines, in lieu of such assumption or substitution, to shorten any Offering Periods or Purchase Periods then in progress to a new exercise date and notify each participant that his or her option shall be exercised automatically on the new exercise date, unless prior to such date the participant has withdrawn from the Offering Period.

         Amendment and Termination of the Plan. The Board of Directors may at any time terminate or amend the Purchase Plan. An Offering Period may be terminated by the Board of Directors at the end of any Purchase Period if the Board determines that termination of the Purchase Plan is in the best interests of the Company and its stockholders. No amendment shall be effective unless it is approved by the holders of a majority of the Votes Cast at a duly held stockholders' meeting, if such amendment would require stockholder approval in order to comply with Section 423 of the Code.

         Withdrawal. Generally, a participant may withdraw from an Offering Period at any time without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular offering, that participant may not participate again in the same offering.

         Federal Tax Information for Purchase Plan. This summary applies only with respect to participants who are required to file U.S. tax returns and to the Company only as affected by U.S. tax laws. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than 2 years from the first day of the Offering Period or more than 1 year from the date of transfer of the stock to the participant, then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

         Canadian Tax Information for Purchase Plan. This summary applies apply with respect to individuals who are resident of Canada and subject only to Canadian Income Tax. An employee who enrolls in the Purchase Plan does not recognize any income or benefit at the time of enrollment. When shares are purchased under the terms of the Purchase Plan, a benefit equal to the amount by which the value of the shares at the time they are acquired exceeds the price paid for the shares is deemed to be received by the employee and is included in taxable income as employment remuneration. The cost of the shares for tax purposes is deemed to be equal to their value at the time of acquisition and any gain or loss on a subsequent disposal of the shares is measured by reference to that cost. On the assumption that the shares are held as capital property, three quarters of any loss would qualify as an allowable capital loss, which can be used to offset taxable capital gains.

         The foregoing is only a summary of the effect of federal and Canadian income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or other country in which the participant may reside.

Required Vote

         At the Annual Meeting, the stockholders are being asked to approve this Amendment to the Purchase Plan. The affirmative vote of a majority of the Votes Cast at the Annual Meeting will be required to approve this amendment to the Purchase Plan.

Recommendation

         The Board of Directors unanimously recommends a vote FOR Proposal No.3.


                                 PROPOSAL NO. 4
                AMENDMENT OF COMPANY'S 1994 INCENTIVE STOCK PLAN
                    TO INCREASE SHARES RESERVED FOR ISSUANCE
                               ON AN ANNUAL BASIS

         The Company's 1994 Incentive Stock Plan (the "1994 Plan") was adopted by the Board of Directors in January 1994 and approved by the stockholders in May 1994. In February 1998 the Board of Directors approved an amendment to the 1994 Plan to increase the number of shares reserved for issuance by 1,100,000 shares to a new total of 5,200,000 shares as set forth in Proposal No. 2.

         At the Annual Meeting, the stockholders are being requested to consider and approve the proposed amendment to the 1994 Plan to increase the number of shares of Common Stock reserved for issuance on January 1 of each year (beginning on January 1, 1999) by the lesser of (i) 4% of the outstanding shares on such date, (ii) 2,000,000 shares, or (iii) a lesser amount determined by the Board of Directors.

Summary of the 1994 Plan

         See Proposal No. 2.

Required Vote

         At the Annual Meeting, the stockholders are being asked to approve this amendment to the 1994 Plan. The affirmative vote of the holders of a majority of the Votes Cast at the Annual Meeting will be required to approve this amendment to the 1994 Plan.

Recommendation

         The Board of Directors unanimously recommends a vote FOR Proposal No.4.

         The proposed increase in the number of shares of Common Stock reserved for issuance under the 1994 Plan is for the purpose of establishing a reserve for stock option grants to new employees and consultants, granting stock options to employees in connection with their continued services with the Company and granting options to employees and consultants of businesses that the Company may seek to acquire in the future.

         The Board believes that approving an automatic annual increase in the number of shares reserved for issuance under the 1994 Plan will reduce expenses, improve management planning, enhance predictability for the stockholders, and avoid potential adverse accounting consequences. The Board believes that this proposal is consistent with the Company's historic use of stock options and actions taken by other technology companies.

         PMC's management currently expends significant time each year analyzing stock option grants in the prior year and projecting a number of shares which may be used during the next fiscal year as incentives for new and continuing employees and consultants. The Company has in the past incurred material expenses in this analysis and in seeking stockholder approval for each year's proposed increase. In some instances, due to a high percentage of broker non-votes, management has also been required to expend significant time communicating with institutional stockholders to seek approval for proposed plan increases.

         This process has also introduced an element of uncertainty into the Company's ability to plan its equity incentive budgets. For example, at times, growth in the number of employees, or in the number of shares required to attract and maintain employees, has demonstrated that the Company's incentive plans will be depleted before the next planned annual stockholder meeting. In addition, in the past, the Company's management has had difficulty setting employees' expectations about future equity incentive grants in light of the need for future stockholder approval of a plan increase. Management believes that in order to achieve its goals for growth, greater predictability in terms of the number of shares to be added to the 1994 Plan is necessary.

         PMC's stockholders would benefit from greater predictability in stock option plan increases. Since the Company's initial public offering in 1991, the percentage of outstanding shares added to the option plan each year has varied from 1.7% to 6.7%. This proposal, while not limiting increases for other reasons, is intended to establish a baseline for stockholders to estimate future dilution from option grants.

         Due to changes in the accounting rules in the last few years, the Company has effectively lost the opportunity to increase the number of shares reserved for issuance under the 1994 Plan and grant stock options subject to stockholder approval (which is generally required under Nasdaq rules). While in the past this could be done if the optionee understood the risk of losing the option if the stockholders did not approve the plan increase, under current accounting treatment this course of action can result in significant non-cash compensation expense being recognized by the Company if the Company's stock price increases between the date of the contingent option grant and the date on which stockholder approval is obtained.

         The Company believes that this proposed annual increase is consistent with the average increases in the Company's equity plans which have been presented to and approved by the stockholders since the Company's initial public offering in 1991. In addition, based on a limited search of other technology companies with annual automatic increases in their equity incentive plans, the Company believes that this proposal is consistent with the plans of these comparable companies.

                                 PROPOSAL NO. 5
            AMENDMENT OF COMPANY'S 1991 EMPLOYEE STOCK PURCHASE PLAN
                    TO INCREASE SHARES RESERVED FOR ISSUANCE
                               ON AN ANNUAL BASIS

         General. The 1991 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in February 1991 and approved by the stockholders in April 1991. Including the 250,000 shares reserved for issuance by the Board in February 1998, a total of 1,310,000 shares of Common Stock has been reserved for issuance under the Purchase Plan. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions in a manner that qualifies under Section 423 of the Internal Revenue Code (the "Code").

         At the Annual Meeting, the stockholders are being requested to consider and approve the proposed amendment to the Purchase Plan to increase the number of shares of Common Stock reserved for issuance on January 1 of each year (beginning on January 1, 1999) by the lesser of (i) 1% of the outstanding shares on such date, (ii) 500,000 shares, or (iii) an amount determined by the Board of Directors.

Summary of the Purchase Plan

         See Proposal No. 3.

Required Vote

         At the Annual Meeting, the stockholders are being asked to approve this amendment to the Purchase Plan. The affirmative vote of a majority of the Votes Cast at the Annual Meeting will be required to approve this amendment to the Purchase Plan.

Recommendation

         The Board of Directors unanimously recommends a vote FOR Proposal No.5.

         See Recommendation for Proposal No. 4.


                                 PROPOSAL NO. 6:
              AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE
                             AUTHORIZED COMMON STOCK

         In March 1998 the Board of Directors approved an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company, $0.001 par value per share, from 50,000,000 to 100,000,000 (the "Amendment").

         The additional Common Stock to be authorized by adoption of the Amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed Amendment would not affect the rights of the holders of currently outstanding Common Stock of the Company, except to the extent additional shares are actually issued. If the Amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware.

         Prior to effectiveness of the Amendment, the Company has 50,000,000 authorized shares of Common Stock. Of this authorized number, 30,139,902 shares were outstanding as of the Record Date, 5,647,928 shares were reserved for issuance under the Company's equity compensation plans (after taking into account the amendments to such plans submitted to the stockholders for approval under Proposals No. 2 and 3), 25,000 shares were reserved for issuance upon exercise of a warrant issued to an investment banking firm and 1,405,637 shares were reserved for issuance upon redemption of LTD special shares (including shares issuable upon exercise of options to purchase LTD special shares), leaving 12,806,533 shares unreserved, unissued and available for issuance as of the Record Date.

Purpose and Effect of the Amendment

         The principal purpose of the Amendment is to provide the Company with the flexibility to issue Common Stock for proper corporate purposes which may be identified in the future, such as to effect stock splits in the form of stock dividends, make acquisitions through the use of stock, adopt additional equity incentive plans or reserve additional shares for issuance under such plans, and raise equity capital. The Board of Directors has not authorized or taken any action with respect to the issuance of, and has no present agreement, arrangement or intention to issue, any of the additional shares for which approval is sought.

         If the Board of Directors were to decide to approve a two-for-one stock split in the form of a stock dividend, the number of shares of Common Stock currently authorized would be insufficient. The Board may distribute stock dividends in the future but has no present intention of doing so, and its decision to approve a stock dividend will be based upon market and other factors deemed relevant by the Board from time to time. The Company split its stock two-for-one in October 1995. Under California law, the Board of Directors has had the flexibility to respond to the growth of the Company's business in approving the stock split without having to wait for stockholder approval. Following the reincorporation into Delaware, the Board of Directors cannot split the Company's stock by means of a stock dividend without stockholder approval if the number of authorized shares available is insufficient. The increased reserve of shares available for issuance may also be used in connection with potential acquisitions of businesses. The Company has acquired other businesses using its stock as consideration, such as the acquisition of LTD and of assets of Bipolar Integrated Technology, Inc. The ability to use its stock as consideration provides the Company with negotiation benefits and increases its ability to acquire businesses. In addition, the increased reserve of shares available for issuance may be used for new equity incentive plans which the Company may adopt for grants to its employees, consultants and directors, including in connection with potential acquisitions, and for reserving additional shares under the Company's existing plans, including the increase on an annual basis of the number of shares reserved for issuance under the 1994 Plan and the Purchase Plan, if Proposals No. 4 and 5 are approved by the Company's stockholders.

         The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action. If the Amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law. In addition, under Nasdaq rules, stockholder approval is required for any issuance of 20% or more of the Company's outstanding shares in connection with acquisitions.

         The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock or the stock ownership and voting rights of a person seeking to obtain control of the Company. The Company is not presently aware of any pending or proposed transaction involving a change in control of the Company. While it may be deemed to have potential anti-takeover effects, the proposed Amendment is not prompted by any specific effort or takeover threat currently perceived by management.

Vote Required

         The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock will be required to approve this Amendment to the Company's Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

Recommendation

         The Board of Directors unanimously recommends a vote FOR Proposal No.6.


                                 PROPOSAL NO. 7:
               CONFIRMATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Company's Board of Directors has selected Deloitte & Touch LLP, Independent Auditors, to audit the financial statements of the Company for the 1998 fiscal year and recommends that the stockholders ratify such selection. In the event of a negative vote, the Board of Directors will reconsider its selection. Representatives of Deloitte & Touche LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Changes in Accountants

         During fiscal 1997, the Company reviewed its relationship with its independent accountants. Following that review and a recommendation by the Audit Committee, the Company's Board of Directors decided to change its independent accountants. On April 14, 1997, the Company engaged Deloitte & Touche LLP ("DT") to serve as the Company's independent accountants, replacing Ernst & Young LLP ("EY"), who had previously served in that capacity. EY has reported on the Company's financial statements for the two fiscal years ended December 31, 1995 and December 31, 1996. Neither of the reports by either firm contained either an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements on any matters of accounting principle or practices, financial statement disclosures, or auditing scope or procedure with EY in connection with that firm's audits of fiscal 1995 and 1996 or through April 14, 1997, or with DT in connection with that firm's audit of the fiscal year ended December 28, 1997, which disagreements, if not resolved to the auditing firm's satisfaction, would have caused them to make reference in such firm's report on the subject matter of such disagreement.

Vote Required

         The affirmative vote of a majority of the Votes Cast will be required to confirm the appointment of Deloitte & Touche LLP as independent auditors of the Company for the 1998 fiscal year.

Recommendation

         The Board of Directors unanimously recommends a vote FOR Proposal No.7.

                             EXECUTIVE COMPENSATION

Compensation Tables

         Summary Compensation Table. The following table sets forth the compensation paid by any person for all services rendered in all capacities to the Company, for each of the three fiscal years ending in fiscal 1997, to the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company in fiscal 1997:


                                                                                           Long-Term
                                                                                         Compensation(1)
                                                                                        -----------------
                                                               Annual Compensation          Securities         All Other
                                                             -----------------------        Underlying       Compensation
Name and Principal Position                         Year      Salary($)    Bonus($)         Options(#)          ($)(2)
-----------------------------------------------   --------   -----------  ----------   ------------------   --------------
Robert L. Bailey(3)............................     1997       211,415      459,837          150,000            7,751(6)
   President and Chief Executive Officer            1996       209,438      221,424           50,000           25,569(7)
                                                    1995       200,868      124,936               --           26,407(8)

Gregory Aasen..................................     1997       147,810      186,102          100,000                 198
   Chief Operating Officer                          1996       135,055       94,896               --                  63
                                                    1995       116,801       53,544           50,000                 174

James V. Diller(3).............................     1997       324,996      508,860          100,000                  --
   Chairman and Chief Executive Officer             1996       300,019      261,224          120,000                 683
                                                    1995       281,683      339,641          100,000                 683

John W. Sullivan(4)............................     1997        87,916       84,552           75,000           27,003(9)
   Vice President Finance
   and Chief Financial Officer

Glenn C. Jones(5)..............................     1997       199,182      307,723           25,000                  --
   Senior Vice President, Finance and Chief         1996       182,021      116,100           75,000                 683
   Financial Officer                                1995       167,632      169,820           50,000                 683
--------------------------------

(1)   The Company made no restricted stock awards during the periods presented.
(2)   Life  insurance  premiums,  except as indicated in Notes (6), (7), (8) and
      (9).
(3) Mr. Diller retired as the Company's Chief Executive Officer in July 1997. At this time Mr. Bailey was appointed as Chief Executive Officer.
(4) Mr. Sullivan joined the Company in April 1997 and was elected as Vice President Finance and Chief Financial Officer in July 1997.
(5) Mr. Jones resigned as Senior Vice President, Finance and Chief Financial Officer in July 1997.
(6) Includes $107 for life insurance premium and $7,644 for 1997 tax preparation.
(7) Includes $96 for life insurance premium and $25,473 to reimburse interest paid to LTD. See "Certain Transactions" in the Company's 1997 Proxy Statement.
(8) Includes $170 for life insurance premium and $26,237 to reimburse interest paid to LTD. See "Certain Transactions" in the Company's 1997 Proxy Statement.
(9) Includes $110 for life insurance premium and $26,893 for relocation expenses.

         Option Grants in Last Fiscal Year. The following table sets forth each stock option grant made during fiscal 1997 to each of the executive officers named in the Summary Compensation Table above:

                                               Individual Grants
                           ------------------------------------------------------------------   Potential Realizable Value
                             Number of                                                               at Assumed Annual
                            Securities          % of Total                                            Rates of Stock
                            Underlying        Options Granted      Exercise or                      Price Appreciation
                              Options          to Employees        Base Price     Expiration        for Option Term(5)
           Name            Granted(1)(2)      in Fiscal Year(3)     ($/Sh)(4)        Date            5%($)          10%($)
----------------------   -----------------  --------------------  -------------  ------------  --------------  -------------
Robert L. Bailey......        150,000              10.8              14.125       01/22/2007      1,332,470       3,376,742
Gregory Aasen.........        100,000               7.2              14.125       01/22/2007        888,314       2,251,161
James V. Diller.......        100,000               7.2              14.125       01/22/2007        888,314       2,251,161
John W. Sullivan......         75,000               5.4              16.875       04/30/2007        795,945       2,017,080
Glenn C. Jones........         25,000               1.8              14.125       01/22/2007        222,078         562,790
---------------

(1) The listed options become exercisable as to 1/4 of the shares subject to the option one year after the date of grant and thereafter monthly as to 1/48 of the shares subject to the option with full vesting occurring on the fourth anniversary of the date of grant.
(2) Under the terms of the Company's 1994 Incentive Stock Plan, the Board of Directors retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options.
(3) The Company granted options to purchase 1,387,700 shares of Common Stock to employees in fiscal 1997.
(4) The exercise price and tax withholding obligations related to exercise may in some cases be paid by delivery of other shares or by offset of the shares subject to the option.
(5)   The  5%  and  10%  assumed   annualized  rates  of  compound  stock  price
      appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or a projection by the Company of future Common Stock prices.

         Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, stock options exercised during fiscal 1997 and the fiscal year-end value of unexercised options:

                                                                     Number of Securities         Value(1) of Unexercised
                                Shares                              Underlying Unexercised        In-the-Money Options at
                             Acquired on        Value             Options at Fiscal Year-End:         Fiscal Year-End:
          Name               Exercise(1)     Realized(1)(2)($)   Exercisable/Unexercisable(3)    Exercisable/Unexercisable($)
-------------------------    -----------     -----------------   ----------------------------    ----------------------------

Robert L. Bailey.........         1,010             16,099             42,290/176,042(4)              722,332/2,290,693
Gregory Aasen............           700             11,158               25,000/125,000               289,063/1,632,812
James V. Diller..........       255,796          3,182,500             414,023/191,668(5)            8,551,454/2,565,653
John W. Sullivan.........             0                  0                  0/75,000                      0/801,563
Glenn C. Jones...........         1,212             19,319               315,416/74,584              6,808,167/1,103,083
--------------------

(1) Shares acquired includes shares purchased pursuant to the Company's Employee Stock Purchase Plan. Value realized includes the difference between the closing market price of the Common Stock on the purchase date and the purchase price of the shares purchased.
(2) Market value of underlying securities at exercise date (for value realized) or year-end (for value at year-end), minus the exercise price. At December 28, 1997 the closing market price for the Company's stock was $27.5625.
(3) Does not include outstanding LTD Special Shares redeemable for shares of Common Stock of the Company.
(4) Includes 18,332 shares issuable upon redemption of LTD Special Shares subject to options.
(5) Includes 38,191 shares issuable upon redemption of LTD Special Shares subject to options.


Compensation Committee Report on Executive Compensation


                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

         The following report is provided to stockholders by the members of the Compensation Committee of the Board of Directors. Until October 1997, members of the Compensation Committee were Michael L. Dionne and Alexandre Balkanski. Current members are Alexandre Balkanski and James V. Diller.

         Compensation Philosophy. Under the supervision of the Compensation Committee of the Board of Directors, the Company has developed and implemented compensation policies, plans and programs which seek to enhance the profitability of the Company, and thus stockholder value, by aligning closely the financial interests of the Company's senior managers with those of its stockholders. In furtherance of these goals, annual base salaries are generally set below competitive levels to emphasize annual and longer-term incentive compensation. This is meant to attract, motivate and retain corporate officers and other key employees to perform to the full extent of their abilities. Both types of incentive compensation are variable and closely tied to corporate performance in a manner that encourages continuing focus on profitability and stockholder value.

         Compensation for the Company's executive officers consists of a base salary and annual and longer-term incentive compensation. The Committee considers the total compensation (earned or potentially available) of each executive officer in establishing each element of compensation.

         Cash-Based Compensation. Each fiscal year the Committee reviews with the Chief Executive Officer and approves, with appropriate modifications, an annual base salary plan for the Company's senior executives (other than the Chief Executive Officer). This base salary plan is based on industry, peer group, and national surveys and performance judgements as to the past and expected future contributions of the individual senior executives. The base salaries are fixed at a level below the competitive amounts paid to senior managers with comparable qualifications, experience and responsibilities at other similarly sized high-technology companies.

         Each executive officer, including the Chief Executive Officer, is eligible to receive a quarterly cash bonus equal to a percentage of the Company's operating group's pre-tax profits for the quarter. The percentages of profits for each participant are determined annually by the Compensation Committee based upon performance judgments as to the past and expected future contributions of the individual senior executives. Increases to executive officer base salaries in fiscal 1998 were determined by the Committee after general consideration of total fiscal year 1997 compensation, industry and peer group surveys, individual position and responsibilities and the individual's total compensation package (including annual incentive and long-term incentive compensation) in fiscal 1997 versus the proposed plan for fiscal 1998.

         In fiscal 1997, the Company generally attained its performance goals for pre-tax operating profit (excluding non-recurring charges), and bonuses ranged in amount from approximately 49% to approximately 61% of total cash-based compensation for the executive officers named in the Summary Compensation Table (other than the former and the current Chief Executive Officer).

         The industry and peer group used by the Compensation Committee for purposes of determining executive officer compensation is not the same peer group used in connection with cumulative total stockholder return because the Compensation Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies included in that peer group. To construct the industry and peer group for executive officer compensation, the Company chose companies in the semiconductor industry that (i) have revenues comparable to the Company's revenues, or (ii) compete with the Company for executive talent irrespective of revenue. Companies are included in the latter group if their executives have skills and expertise similar to the skills and expertise the Company requires of its executive officers.

         Stock Options. During each fiscal year, the Stock Option Committee considers the desirability of granting to executive officers awards under the Company's 1994 Incentive Stock Plan, which allows for the grant of long-term incentives in the form of stock options and stock purchase rights. The Stock Option Committee believes stock option grants encourage the achievement of superior results over time and align employee and stockholder interests. In fixing the grants of stock options to executive officers (other than the Chief Executive Officer) in the last fiscal year, the Stock Option Committee reviewed with the Chief Executive Officer the recommended individual award, taking into account scope of accountability, strategic and operational goals, and anticipated performance requirements and contributions of the senior management group. In addition, when hiring new executive officers, the Committee may recommended a grant of options upon acceptance of employment. These grants are made in order to retain qualified personnel and take into account the compensation policies of the Company's competitors and the unique qualifications of the new executives.

         Chief Executive Officer Compensation. The Compensation Committee reviews and fixes the total cash compensation of the Chief Executive Officer based on similar competitive compensation data as for all executive officers and the Compensation Committee's assessment of his past performance and its expectation as to his future contributions in leading the Company and positioning the Company for future growth. For fiscal 1997 the cash bonuses paid to the Company's former and current Chief Executive Officers were approximately 61% and 69%, respectively, of each of their total cash-based compensation, based on the pre-tax operating profit (excluding the non-recurring expenses) of the Company. For fiscal 1997 the Company granted a stock option to purchase 100,000 shares of common stock to the former Chief Executive Officer and an option to purchase 150,000 shares to the current Chief Executive Officer. Both options are exercisable at $14.125 per share. The award to a Chief Executive Officer was based, among other things, on a review of competitive compensation data from several surveys, data from selected peer companies (based on company size, revenue rate and relative number of outstanding shares) and information regarding long-term compensation awards, as well as the Committee's perception of past and expected future contributions to the Company's achievement of its long-term performance goals.


                                            Respectfully submitted by:
                                            Alexandre Balkanski
                                            James V. Diller
                                            Michael L. Dionne

Compensation Committee Interlocks and Insider Participation

         During fiscal 1997, Mr. Diller acted as the Company's President and Chief Executive Officer until July 1997, and thereafter as an employee of the Company.

                                PERFORMANCE GRAPH


         The following graph shows a comparison of cumulative total stockholder returns for the Company, the Nasdaq National Market, and the line-of-business index for semiconductors and related devices (SIC code 3674) published by Media General Financial Services. The graph assumes the investment of $100 on December 31, 1992. The performance shown is not necessarily indicative of future performance.

                 Comparison of 60-Month Cumulative Total Return*
                             Among PMC-Sierra, Inc.,
              Nasdaq National Market Index and SIC Code Index 3674


                               (Graph omitted)




COMPANY              1992      1993      1994      1995      1996      1997
-------              ----      ----      ----      ----      ----      ----
PMC-SIERRA, INC.     100       54.63    112.96    205.56    222.22    459.26
INDUSTRY INDEX       100      144.42    178.42    289.76    466.49    486.11
BROAD MARKET         100      119.95    125.94    163.35    202.99    248.30




* The total return on each of these investments assumes the reinvestment of dividends, although dividends have never been paid on the Company's Common Stock.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy will vote the shares represented by proxy as the Board of Directors may recommend or as the proxy holders, acting in their sole discretion, may determine.


         THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 28, 1997, INCLUDING, IF SO REQUESTED, THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO: INVESTOR RELATIONS, PMC-SIERRA, INC., 105-8555 BAXTER PLACE, BURNABY, BRITISH COLUMBIA, V5A 4V7, CANADA.


                           FOR THE BOARD OF DIRECTORS


Dated: April 23, 1997

                            APPENDIX 1: FORM OF PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 PMC-SIERRA, INC
                   ANNUAL MEETING OF STOCKHOLDERS MAY 27, 1998

         The undersigned stockholder of PMC-SIERRA, INC. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement each dated April 23, 1998, and the undersigned revokes all prior proxies and appoints Robert L. Bailey and John W. Sullivan and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned and to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the Clarion Hotel Villa located at 4331 Dominion Street, Burnaby, British Columbia, Canada, on May 27, 1998 at 3:00 p.m. local time, and at any adjournment thereof, and instructs said proxies to vote as follows:

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

        1. TO ELECT DIRECTORS OF THE COMPANY TO SERVE FOR THE ENSUING YEAR AND UNTIL THE NEXT ANNUAL MEETING OR THE ELECTION OF THEIR SUCCESSORS.


               Nominees:    James V. Diller,  Robert L. Bailey,  Frank Marshall,
                            Alexandre Balkanski, Colin Beaumont

                              |_|  FOR         |_| WITHHELD


               |_| __________________________________________
               If you wish to withhold authority to vote for any individual nominee, write the name of the nominee on the line above


        2. TO APPROVE AN AMENDMENT TO THE COMPANY'S 1994 INCENTIVE STOCK PLAN ("STOCK PLAN") TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 1,100,000 SHARES.
               |_|    FOR              |_|    AGAINST           |_|    ABSTAIN

        3. TO APPROVE AN AMENDMENT TO THE COMPANY'S 1991 EMPLOYEE STOCK PURCHASE PLAN ("ESPP") TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 250,000 SHARES.
               |_|    FOR              |_|    AGAINST           |_|    ABSTAIN

        4. TO APPROVE AN ANNUAL INCREASE TO THE STOCK PLAN (BEGINNING 1/1/99) BY THE LESSER OF 4% OF THE OUTSTANDING SHARES, 2,000,000 SHARES OR AS DETERMINED BY THE BOARD.
               |_|    FOR              |_|    AGAINST           |_|    ABSTAIN

        5. TO APPROVE AN ANNUAL INCREASE TO THE ESPP (BEGINNING 1/1/99) BY THE LESSER OF 1% OF THE OUTSTANDING SHARES, 500,000 SHARES OR AS DETERMINED BY THE BOARD.
               |_|    FOR              |_|    AGAINST           |_|    ABSTAIN

        6. TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK BY 50,000,000 SHARES TO A TOTAL OF 100,000,000 SHARES.
               |_|    FOR              |_|    AGAINST           |_|    ABSTAIN

        7. TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1998 FISCAL YEAR.
               |_|    FOR              |_|    AGAINST           |_|    ABSTAIN

        8. TO TRANSACT SUCH OTHER BUSINESS, IN THEIR DISCRETION, AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.
               |_|    FOR              |_|    AGAINST           |_|    ABSTAIN

                                     Dated: ____________________, 1998

                                     ___________________________________________
                                                   Signature
                                     ___________________________________________
                                                   Signature
                                     (Note:  This Proxy should be marked,  dated
                                     and  signed by the  stockholder  exactly as
                                     his/her  name is  printed  at the  left and
                                     returned promptly in the enclosed envelope.
                                     A   person    signing   as   an   executor,
                                     administrator,  trustee or guardian  should
                                     so indicate and specify his/her title. If a
                                     corporation,  please sign in full corporate
                                     name  by  President  or  other   authorized
                                     officer. If a partnership, please sign in partnership name by authorized person. If shares are held by joint tenants or a community property, all joint owners should sign)

                                   APPENDIX 2

                            1994 INCENTIVE STOCK PLAN

                                PMC-SIERRA, INC.
                            1994 INCENTIVE STOCK PLAN
                        (as amended through April 20, 1998)

         1.       Purposes of the Plan.  The purposes of this Stock Plan are:

         - to attract and retain the best available personnel for positions of substantial responsibility,

         -        to  provide   additional   incentive  to   Employees   and
                  Consultants, and

         -        to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan. The Plan also provides for automatic grants of Nonstatutory Stock Options to Outside Directors.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with
                        Section 4 of the Plan.

                  (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

                  (c)   "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

                  (f)   "Common Stock" means the Common Stock of the Company.

                  (g)   "Company"   means    PMC-Sierra,    Inc.,   a   Delaware
                        corporation.

                  (h) "Consultant" means any person, including an advisor, Sales Representative or Distributor engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

                  (i) "Continuous Status as an Employee, Consultant or Outside Director" means that the employment, consulting or director relationship with the Company or any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where reemployment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

                  (j) "Director" means a member of the Board or a member of the board of directors of any Parent or Subsidiary of Company.

                  (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (l) "Distributor" means any person, whether an individual or an entity, serving as a distributor for the Company or any Subsidiary who (whether as an individual or an entity or through the individual fulfilling the duties of the chief executive officer of the entity) (i) has five years experience as a distributor, (ii) is experienced in representing semiconductor manufacturers and (iii) sold at least $3,000,000 of the products it distributes during the fiscal year immediately prior to the year in which stock is being purchased under the Plan (or $3,000,000 during the current fiscal year to date).

                  (m) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (o) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i)    If  the   Common   Stock  is   listed  on  any
established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii)   If the  Common  Stock is quoted on the  NASDAQ
System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                           (iii)  In the  absence of an  established  market for
the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                  (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (q) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (r) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

                  (s) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (t) "Option" means a stock option granted pursuant to the Plan.

                  (u) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (v)   "Option  Exchange   Program"  means  a  program  whereby
outstanding options are surrendered in exchange for options with a lower exercise price.

                  (w) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

                  (x) "Optionee" means an Employee, Consultant or Outside Director who holds an outstanding Option or Stock Purchase Right.

                  (y) "Outside Director" shall mean a Director who is not an Employee of the Company.

                  (z) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (aa)  "Plan" means this 1994 Incentive Stock Plan.

                  (bb) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

                  (cc) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                  (dd) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (ee) "Sales Representative" means any person, whether an individual or an entity, serving as a sales representative for the Company or any Subsidiary who (whether as an individual or an entity or through the individual fulfilling the duties of the chief executive officer of the entity)
(i) has five years experience as a sales representative, (ii) is experienced in representing semiconductor manufacturers and (iii) sold at least $3,000,000 of the products of the manufacturers it represents during the fiscal year immediately prior to the year in which stock is being purchased under the Plan (or $3,000,000 during the current fiscal year to date).

                  (ff) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                  (gg) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

                  (hh) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.        Stock  Subject  to the Plan.  Subject  to the  provisions  of
Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 5,200,000 Shares plus an annual increase to be added on January 1 of each year, beginning on January 1, 1999, equal to the lesser of (i) 4% of the outstanding shares on such date, (ii) 2,000,000 shares, or (iii) an amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option or Stock Purchase Right, such Shares shall not become available for future grant under the Plan.

                   If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

         4.       Administration of the Plan.

                  (a)   Procedure.

                        (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Directors, Officers and Employees.

                        (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                        (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                        (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                         (i)    to determine the Fair Market Value of the Common
Stock, in accordance with Section 2(n) of the Plan;

                         (ii)   to select the  Consultants and Employees to whom
Options and Stock Purchase Rights may be granted hereunder;

                         (iii)  to determine  whether and to what extent Options
and Stock Purchase Rights or any combination thereof, are granted hereunder;

                         (iv)   to  determine  the  number  of  shares of Common
Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                         (v)    to approve  forms of agreement for use under the
Plan;

                         (vi)   to  determine  the  terms  and  conditions,  not
inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                         (vii)  to reduce  the  exercise  price of any Option or
Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                         (viii) to construe and  interpret the terms of the Plan
and awards granted pursuant to the Plan;

                         (ix)   to  prescribe,   amend  and  rescind  rules  and
regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                         (x)    to modify or amend each Option or Stock Purchase
Right (subject to Section 15(c) of the Plan);

                         (xi)   to authorize  any person to execute on behalf of
the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                         (xii)  to institute an Option Exchange Program;

                         (xiii) to   determine   the  terms   and   restrictions
applicable to Options and Stock Purchase Rights and any Restricted Stock; and

                         (xiv)  to  make   all   other   determinations   deemed
necessary or advisable for administering the Plan.

                  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

         5.       Eligibility.
-
                  (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. Options may also be granted to Outside Directors but only in accordance with the provisions of Section 5(b) hereof. Subject to
Section 5(b) with respect to Outside Directors, if otherwise eligible, an Optionee who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

                  (b) The provisions set forth in this Section 5(b) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                         (i)    No person  shall have any  discretion  to select
which Outside Directors or shall be granted Options or to determine the number of shares to be covered by Options granted to Outside Directors; provided, however, that nothing in this Plan shall be construed to prevent an Outside Director from declining to receive an Option under this Plan.

                         (ii)   Options shall be granted to Outside Directors of
the Company as follows:

                                (A)    A person who is first  elected an Outside
Director of the Company after the date that this Plan is approved by the stockholders of the Company shall upon election automatically receive an Option to purchase 20,000 Shares.

                                (B)    After the date that the Plan is  approved
by the stockholders of the Company, (i) each Outside Director of the Company who first served as an Outside Director prior to September 1, 1995 shall automatically be granted an Option to purchase 5,000 shares on June 1, of each year during the term of the Plan, provided such person continues to serve as an Outside Director on such dates; (ii) each Outside Director of the Company who first served as an Outside Director prior to September 1, 1995 shall automatically be granted an Option to purchase 5,000 shares on September 6, 1995, provided such person is serving as an Outside Director on such date; and
(iii) each Outside Director of the Company who first served as an Outside Director after September 1, 1995 shall automatically be granted an Option to purchase 5,000 shares on each anniversary during the term of the Plan on the date of such person's election to the Board, provided such person continues to serve as an Outside Director on such dates.

                         (iii)  The terms of an Option granted  pursuant to this
Section 5(e) shall be as follows:

                                (A)    the term of the Option  shall be ten (10)
years;

                                (B)    except as  provided in Section 10 of this
Plan, the Option shall be exercisable only while the Outside Director remains a director;

                                (C)    the  exercise  price  per share of Common
Stock shall be 100% of the fair market value on the date of grant of the Option, as determined in accordance with Section 9 of the Plan;

                                (D)    the Option  shall become  exercisable  in
installments cumulatively with respect to one-fourth (1/4) of the Optioned Stock one year after the date of grant and as to an additional one forty-eighth
(1/48th) of the Optioned Stock on the last day of each calendar month thereafter; provided, however, that in no event shall any Option be exercisable prior to obtaining stockholder approval of the Plan, nor shall any Option granted or amended on or after the date of a material amendment to the Plan (such as would require stockholder approval under Rule 16b-3) be exercisable prior to obtaining stockholder approval of such amendment.

         6.       Limitations.

                  (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

                  (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

                  (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

                         (i)    No Employee shall be granted, in any fiscal year
of the Company, Options and Stock Purchase Rights to purchase more than 800,000 Shares.

                         (ii)   The  foregoing   limitation  shall  be  adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 13(a).

                         (iii)  If an Option or Stock Purchase Right is canceled
(other than in connection with a transaction described in Section 13), the canceled Option or Stock Purchase Right will be counted against the limit set forth in Section 6(c)(i). For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

         7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

         9.       Option Exercise Price and Consideration.

                  (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                         (i)    In the case of an Incentive Stock Option

                                (A)    ranted to an  Employee  who,  at the time
the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                (B)    granted  to any  Employee  other  than an
Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                         (ii)   In the case of a Nonstatutory  Stock Option, the
per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.


                  (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                         (i)    cash;

                         (ii)   check;

                         (iii)  promissory note;

                         (iv)   other  Shares  which  (A) in the case of  Shares
acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                         (v)    delivery of a properly  executed exercise notice
together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                         (vi)   a  reduction   in  the  amount  of  any  Company
liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                         (vii)  any  combination  of the  foregoing  methods  of
payment; or

                         (viii) such other  consideration  and method of payment
for the issuance of Shares to the extent permitted by Applicable Laws.

         10.      Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                         An Option  may not be  exercised  for a  fraction  of a
Share.

                         An Option  shall be deemed  exercised  when the Company
receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

                         Exercising  an Option in any manner shall  decrease the
number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Employment, Consulting or Outside Director Relationship. Upon termination of an Optionee's Continuous Status as an Employee, Consultant or Outside Director (but not in the event of a change of status from Employee to Consultant or Outside Director (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status) or from Consultant or Outside Director to Employee), other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for 90 days following the Optionee's termination of Continuous Status as an Employee or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         11.      Stock Purchase Rights.

                  (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                  (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

                  (c)    Other   Provisions.   The  Restricted   Stock  Purchase
Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

                  (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

         12. Non-Transferability of Options and Stock Purchase Rights. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         13.      Adjustments  Upon  Changes  in  Capitalization,   Dissolution,
Merger, Asset Sale or Change of Control.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Stock Purchase Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Stock Purchase Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         15.      Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b)    Stockholder   Approval.   The  Company   shall   obtain
stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         16.      Conditions Upon Issuance of Shares.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         17.      Liability of Company.

                  (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

         18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         19. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                                   APPENDIX 3

                        1991 EMPLOYEE STOCK PURCHASE PLAN


                               PMC-SIERRA, INC.

                        1991 EMPLOYEE STOCK PURCHASE PLAN
                       (as amended through April 20, 1998)


         The following constitute the provisions of the 1991 Employee Stock Purchase Plan of PMC-Sierra, Inc..

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.       Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the Common Stock of the Company.

                  (d) "Company" shall mean PMC-Sierra, Inc., a Delaware corporation.

                  (e) "Compensation" shall mean all base straight time gross earnings plus payments for overtime, shift premiums and commissions, but excluding incentive compensation, incentive payments, bonuses, awards, and other compensation.

                  (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "Employee" shall mean any individual who is a regular employee of the Company for purposes of tax withholding under the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

                  (h) "Enrollment Date" shall mean the first day of each Offering Period.

                  (i) "Exercise Date" shall mean the last day of each Purchase Period.

                  (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                         (1)    If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the last market trading day prior to the day of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

                         (2)    If the  Common  Stock is  quoted  on the  NASDAQ
system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the last market trading day prior to the day of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

                         (3)    In the absence of an established  market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (k) "Offering Period" shall mean the period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, except that the first Offering Period shall be an extended Offering Period of approximately twenty-six months and one week, commencing on about April 24, 1991 and terminating on the last Trading Day of June, 1993.

                  (l)    "Plan" shall mean this Employee Stock Purchase Plan.

                  (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                  (n) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date; provided, however, that the first Purchase Period of the first Offering Period under the Plan shall be approximately eight months and one week in duration.

                  (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (q) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

         3.       Eligibility.

                  (a) Any Employee, as defined in paragraph 2, who has been continuously employed by the Company for at least three (3) consecutive months and who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan; provided, however, that with respect to the first Offering Period under the Plan, any Employee employed by the Company on the Enrollment Date thereof shall be eligible to participate in the Plan.

                  (b)   Any   provisions   of  the   Plan   to   the   contrary
notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods, with the first Offering Period beginning April 24, 1991 and continuing unless terminated in accordance with the Plan. The Board shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. Absent action by the Board, each Offering Period shall be for a period of approximately twenty-four months (24) and new Offering Periods shall commence on the first Trading Day of January and July of each year; except that the first Offering Period under the Plan shall be approximately twenty-six (26) months and one (1) week in duration and shall commence on April 24, 1991.

         5.       Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least ten (10) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

                  (b) Payroll deductions for a participant shall commence on the first payroll period following the Enrollment Date and shall end on the last payroll period in the Offering Period, unless sooner terminated by the participant as provided in paragraph 10.

         6.       Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or may decrease the rate of his or her payroll deductions during the current Purchase Period by filing with the Company a new subscription agreement authorizing a decrease in payroll deduction rate. The decrease in rate shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant may increase the rate of his or her payroll deductions for an upcoming Purchase Period by filing with the Company a new subscription agreement authorizing an increase in payroll deduction rate within ten (10) business days of the commencement of the upcoming Purchase Period. A participant's subscription agreement shall remain in effect for successive Purchase Periods and Offering Periods unless terminated as provided in paragraph 10. The Board shall be authorized to limit the number of participation rate changes during any Offering Period.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of shares determined by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Section 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10, and the option shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10 below, his or her option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period, subject to earlier withdrawal by the participant as provided in paragraph 10. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10.      Withdrawal; Termination of Employment.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) Upon a participant's ceasing to be an Employee for any reason or upon termination of a participant's employment relationship (as described in Section 2(g)), the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and such
participant's      option      will      be      automatically       terminated.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12.      Stock.

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 1,310,000 shares, plus an annual increase to be added on January 1 of each year, beginning on January 1, 1999, equal to the lesser of (i) 1% of the outstanding shares on such date, (ii) 500,000 shares, or (iii) an amount determined by the Board, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. During any Purchase Period under the Plan, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan during such Purchase Period shall be 120,000 shares, which number of shares shall apply as a cumulative limit to the number of shares which shall be made available for sale under all Purchase Periods occurring simultaneously under separate Offering Periods under the Plan, subject to adjustment upon changes in capitalization as provided in paragraph 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13.      Administration.

                  (a) Administrative Body. The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                         (1)    Members  of  the  Board  who  are   eligible  to
participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                         (2)    If a Committee is  established to administer the
Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

                  (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under The Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

         14.      Designation of Beneficiary.

                  (a)    A  participant  may  file a  written  designation  of a
beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with paragraph 10.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.


         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18.      Adjustments  Upon  Changes  in  Capitalization,   Dissolution,
Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. The Board may, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

                   (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

         19.      Amendment or Termination.

                  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in paragraph 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

                  (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Purchase Periods and/or Offering Periods, limit the frequency and/or number of changes in the amount withheld during Purchase Periods and/or Offering Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of twenty
(20) years unless sooner terminated under paragraph 19.

         23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         24. Automatic Transfer to Low Price Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their options on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                    EXHIBIT A


                                PMC-SIERRA, INC.

                        1991 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                          Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. ________________________ hereby elects to participate in the PMC-Sierra, Inc. 1991 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "PMC-Sierra, Inc. 1991 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (employee and/or spouse only): ____________
         _______________________________________________________

6.

         I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the Exercise Date (the date I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, State or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 1-year and 2-year holding periods described above, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:



NAME:  (Please print) __________________________________________________________
                             (First)            (Middle)               (Last)


___________________________________       ______________________________________
Relationship

                                          ______________________________________
                                          (Address)




NAME:  (Please print) __________________________________________________________
                              (First)           (Middle)               (Last)

___________________________________       ______________________________________
Relationship

                                          ______________________________________
                                          (Address)


Employee's Social
Security Number:                          ______________________________________


Employee's Address:                       ______________________________________

                                          ______________________________________

                                          ______________________________________



I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:_____________________________       ______________________________________
                                          Signature of Employee


                                          ______________________________________
                                          Spouse's Signature (If beneficiary
                                          other than spouse)

                                    EXHIBIT B


                                PMC-SIERRA, INC.

                        1991 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



         The undersigned participant in the Offering Period of the PMC-Sierra, Inc. 1991 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                            Name and Address of Participant

                                            ________________________________

                                            ________________________________

                                            ________________________________


                                            Signature


                                            ________________________________


                                            Date: __________________________